Exhibit 10.3

The orders and modifications related to this contract have been omitted.

Global Defense Technology & Systems Inc. agrees to furnish a copy of any omitted order or modification to the Securities & Exchange Commission upon request.

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING D0-C9	PAGE OF PAGES 1 | 63
2. CONTRACT (Proc. Inst. Ident.) NO. W91CRB-06-D-0054	3. EFFECTIVE DATE 01 Sep 2006	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

5. ISSUED BY US ARMY RDECOM ACO CTR-W91CRB UNIQUE MISSIONS DIVISION ATTN: AMSRD-ACC-U 4118 SUSQUEHANNA AVENUE ABERDEEN PROVING GROUND MD 21005-3013	CODE W91CRB	6. ADMINISTERED BY (If other than Item 5) See Item 5	CODE

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code) SFA, INC 20 S. WISNER STREET FREDERICK MD 21701-5652		8. DELIVERY ☐ FOB ORIGIN ☒ OTHER (See below) 9. DISCOUNT FOR PROMPT PAYMENT
		10.SUBMIT INVOICES (4 copies unless otherwise specified)	ITEM
CODE 0U5N7	FACILITY CODE	TO THE ADDRESS SHOWN IN:
11. SHIP TO/MARK FOR See Schedule	CODE	12. PAYMENT WILL BE MADE BY CODE HQ0303 DFAS ROCK ISLAND - HQ0303 BUILDING 68 ROCK ISLAND IL 61299
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: ☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )		14. ACCOUNTING AND APPROPRIATION DATA See Schedule

15A. ITEM NO. 15B. SUPPLIES/SERVICES 15C. QUANTITY 15D. UNIT 15E. UNIT PRICE 15F. AMOUNT

SEE SCHEDULE
15G. TOTAL AMOUNT OF CONTRACT $20,197,629.00

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE			PART II – CONTRACT CLAUSES
X	A	SOLICITATION/CONTRACT FORM	1 - 2	X	I	CONTRACT CLAUSES	55 - 62
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	3 - 36	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
X	C	DESCRIPTION/SPECS / WORK STATEMENT	37 - 47	X	J	LIST OF ATTACHMENTS	63
	D	PACKAGING AND MARKING		PART IV - REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE	48 - 49		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
X	F	DELIVERIES OR PERFORMANCE	50 - 52
X	G	CONTRACT ADMINISTRATION DATA	53		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS	54		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☐ CONTRACTOR’S NEGOTIATED AGREEMENT Contractor is required to sign this document and return              copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.

(Attachments are listed herein.)

18. ☐ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number W91CRB-06-R-0001-0008 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consist of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
19A. NAME AND TITLE OF SIGNER (Type or Print) E. KEITH BUCHANAN Director of Business Operations		20A. NAME AND TITLE OF CONTRACTING OFFICER JEFFREY R. PIERCE / CONTRACTING OFFICER TEL: 410-278-0861 EMAIL: Jeff.Pierce@apg.army.mil
19B. NAME OF CONTRACTOR BY /s/ Keith Buchanan (Signature of person authorized to sign)	19C. DATE SIGNED 31 AUG 2006	20B. UNITED STATES OF AMERICA BY /s/ Jeffrey R. Pierce (Signature of Contracting Officer)	20C. DATE SIGNED 31-Aug-2006

NSN 7540-01-152-8069 PREVIOUS EDITION UNUSABLE	26-107 GPO 1985 O – 469-794	STANDARD FORM 26 (REV. 4-85) Prescribed by GSA FAR (48 CFR) 53.214(a)

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING D0-C9	PAGE OF PAGES 1 | 63
2. CONTRACT (Proc. Inst. Ident.) NO. W91CRB-06-D-0054	3. EFFECTIVE DATE 01 Sep 2006	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

5. ISSUED BY US ARMY RDECOM ACO CTR-W91CRB UNIQUE MISSIONS DIVISION ATTN: AMSRD-ACC-U 4118 SUSQUEHANNA AVENUE ABERDEEN PROVING GROUND MD 21005-3013	CODE W91CRB	6. ADMINISTERED BY (If other than Item 5) See Item 5	CODE

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code) SFA, INC 20 S. WISNER STREET FREDERICK MD 21701-5652		8. DELIVERY ☐ FOB ORIGIN ☒ OTHER (See below) 9. DISCOUNT FOR PROMPT PAYMENT
		10.SUBMIT INVOICES (4 copies unless otherwise specified)	ITEM
CODE 0U5N7	FACILITY CODE	TO THE ADDRESS SHOWN IN:
11. SHIP TO/MARK FOR See Schedule	CODE	12. PAYMENT WILL BE MADE BY CODE HQ0303 DFAS ROCK ISLAND - HQ0303 BUILDING 68 ROCK ISLAND IL 61299
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: ☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )		14. ACCOUNTING AND APPROPRIATION DATA See Schedule

15A. ITEM NO. 15B. SUPPLIES/SERVICES 15C. QUANTITY 15D. UNIT 15E. UNIT PRICE 15F. AMOUNT

SEE SCHEDULE
15G. TOTAL AMOUNT OF CONTRACT $20,197,629.00

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE			PART II - CONTRACT CLAUSES
X	A	SOLICITATION/CONTRACT FORM	1 - 2	X	I	CONTRACT CLAUSES	55 - 62
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	3 - 36	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
X	C	DESCRIPTION/SPECS./WORK STATEMENT	37 - 47	X	J	LIST OF ATTACHMENTS	63
	D	PACKAGING AND MARKING		PART IV - REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE	48 - 49		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
X	F	DELIVERIES OR PERFORMANCE	50 - 52
X	G	CONTRACT ADMINISTRATION DATA	53		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS	54		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☐ CONTRACTOR’S NEGOTIATED AGREEMENT Contractor is required to sign this document and return              copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.

(Attachments are listed herein.)

18. ☐ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number W91CRB-06-R-0001-0008 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
19A. NAME AND TITLE OF SIGNER (Type or print)		20A. NAME AND TITLE OF CONTRACTING OFFICER JEFFREY R. PIERCE / CONTRACTING OFFICER TEL: 410-278-0861 EMAIL: Jeff.Pierce@apg.army.mil
19B. NAME OF CONTRACTOR BY (Signature of person authorized to sign)	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA BY /s/ Jeffrey R. Pierce (Signature of Contracting Officer)	20C. DATE SIGNED 31-Aug-2006

NSN 7540-01-152-8069 PREVIOUS EDITION UNUSABLE	26-107 GPO 1985 O – 469-794	STANDARD FORM 26 (REV. 4-85) Prescribed by GSA FAR (48 CFR) 53.214(a)

Section A - Solicitation/Contract Form

IDIQ INFORMATION

Contract Information:

1.)	This contract will be issued as an Indefinite Delivery, Indefinite Quantity contract with task orders issued on a Time and Materials and Firm Fixed Price basis.

2.)	The government is obligated to place with the contractor a task order(s) which will total at least $200,000.00 (minimum). The government may place additional orders with the contractor for a not-to- exceed maximum of $180,000,000 over 96 months.

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0001	Dollars, U.S.

Scientific and engineering support

for the development of instrumentation systems and test facilities.

Base Year (Months 1 through 12)

The contractor, as an independent contractor and not as an agent of the Government, shall furnish the necessary personnel, services, facilities, equipment, and materials unless otherwise provided in the contract for scientific and engineering support for the development of instrumentation systems and test facilities in accordance with Section C, the Statement of Work, and applicable Task Orders.

This is a time and materials and firm fixed price requirements contract, against which individual Task Orders will be issued.

The total amount entered for the Base Year shall be the combined total of the following SLINS:

SLIN 0001AA Labor (T&M) (Attachment 3)
SLIN 0001AB Travel
SLIN 0001AC Materials, Parts, Components and Subcontract Services
SLIN 0001AD Labor (FFP) (Attachment 3)
FOB: Destination

ESTIMATED NET AMT

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0001AA		6,621,453	Dollars, U.S.	$1.00	$6,621,453.00

	LABOR

	T&M

	In accordance with Section C, the Statement of Work, and applicable Task Orders.

	See Attachment 1 - Estimated Manpower Requirements

	FOB: Destination

		TOT ESTIMATED PRICE			$6,621,453.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0001AB		10,000	Dollars, U.S.	$1.00	$10,000.00

	TRAVEL AND COST REIMBURSABLE

	T&M

	Travel will be reimbursed in Accordance with the Joint Travel Regulations. See Section C.4 of the SOW.

	FOB: Destination

		TOT ESTIMATED PRICE			$10,000.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0001AC		11,143,650	Dollars, U.S.	$1.00	$11,143,650.00

	MATERIAL, PARTS, COMPONENTS, SUBCONTRACT

	T&M

	Materials, Parts, Components, and Subcontract Services shall be paid in accordance with actual invoice amounts. See Section C.5.

	FOB: Destination

		TOT ESTIMATED PRICE			$11,143,650.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0001AD		2,207,151	Dollars, U.S.	$1.00	$2,207,151.00

	LABOR
	FFP
	In accordance with Section C, the Statement of Work, and applicable Task Orders.

	See Attachment 1 - Estimated Manpower Requirements
	FOB: Destination

				ESTIMATED NET AMT	$2,207,151.00

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0001AE					NSP

Accounting for Contractor Support

T&M

See SOW Paragraph C.13

FOB: Destination

TOT ESTIMATED PRICE

CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0002	Dollars, U.S.

OPTION	Scientific and engineering support for the development of instrumentation systems and test facilities.

Option Year 1 (Months 13 through 24)

The contractor, as an independent contractor and not as an agent of the Government, shall furnish the necessary personnel, services, facilities, equipment, and materials unless otherwise provided in the contract for scientific and engineering support for the development of instrumentation systems and test facilities in accordance with Section C, the Statement of Work, and applicable Task Orders.

This is a time and materials and firm fixed price requirements contract, against which individual Task Orders will be issued.

The total amount entered for the Base Year shall be the combined total of the following SLINS:

SLIN 0002AA Labor (T&M)
SLIN 0002AB Travel
SLIN 0002AC Materials, Parts, Components and Subcontract Services
SLIN 0002AD Labor (FFP)
FOB: Destination

ESTIMATED NETAMT

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0002AA		6,357,773	Dollars, U.S.	$1.00	$6,357,773.00

OPTION	LABOR

	T&M

	In accordance with Section C, the Statement of Work, and applicable Task Orders.

	See Attachment 1 - Estimated Manpower Requirements

	FOB: Destination
		TOT ESTIMATED PRICE			$6,357,773.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0002AB		10,300	Dollars, U.S.	$1.00	$10,300.00

OPTION	TRAVEL AND COST REIMBURSABLE

	T&M

	Travel will be reimbursed in Accordance with the Joint Travel Regulations. See Section C.4 of the SOW.

	FOB: Destination
		TOT ESTIMATED PRICE			$10,300.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0002AC		11,449,841	Dollars, U.S.	$1.00	$11,449,841.00

OPTION	MATERIAL, PARTS, COMPONENTS, SUBCONTRACT

	T&M

	Materials, Parts, Components, and Subcontract Services shall be paid in accordance with actual invoice amounts. See Section C.5.

	FOB: Destination

		TOT ESTIMATED PRICE			$11,449,841.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0002AD		2,119,257	Dollars, U.S.	$1.00	$2,119,257.00

OPTION	LABOR
	FFP
	In accordance with Section C, the Statement of Work, and applicable Task Orders.

	See Attachment 1 - Estimated Manpower Requirements
	FOB: Destination

				ESTIMATED NET AMT	$2,119,257.00

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT

0002AE					NSP
OPTION	Accounting for Contractor Support

T&M

See SOW Paragraph C.13

FOB: Destination

TOT ESTIMATED PRICE

CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0003	Dollars, U.S.

OPTION	Scientific and engineering support for the development of instrumentation systems and test facilities.

Option Year 2 (Months 25 through 36)

The contractor, as an independent contractor and not as an agent of the Government, shall furnish the necessary personnel, services, facilities, equipment, and materials unless otherwise provided in the contract for scientific and engineering support for the development of instrumentation systems and test facilities in accordance with Section C, the Statement of Work, and applicable Task Orders.

This is a time and materials and firm fixed price requirements contract, against which individual Task Orders will be issued.

The total amount entered for the Base Year shall be the combined total of the following SLINS:

SLIN 0003AA Labor (T&M)
SLIN 0003AB Travel
SLIN 0003AC Materials, Parts, Components and Subcontract Services
SLIN 0003AD Labor (FFP)
FOB: Destination

ESTIMATED NETAMT

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0003AA		6,101,540	Dollars, U.S.	$1.00	$6,101,540.00

OPTION	LABOR

	T&M

	In accordance with Section C, the Statement of Work, and applicable Task Orders.

	See Attachment 1 - Estimated Manpower Requirements FOB: Destination

		TOT ESTIMATED PRICE			$6,101,540.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0003 AB		10,609	Dollars, U.S.	$1.00	$10,609.00

OPTION	TRAVEL AND COST REIMBURSABLE

	T&M

	Travel will be reimbursed in Accordance with the Joint Travel Regulations. See Section C.4 of the SOW.

	FOB: Destination

		TOT ESTIMATED PRICE			$10,609.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0003AC		11,753,234	Dollars, U.S.	$1.00	$11,753,234.00

OPTION	MATERIAL, PARTS, COMPONENTS, SUBCONTRACT

	T&M

	Materials, Parts, Components, and Subcontract Services shall be paid in accordance with actual invoice amounts. See Section C.5.

	FOB: Destination

		TOT ESTIMATED PRICE			$11,753,234.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0003AD		2,033,846	Dollars, U.S.	$1.00	$2,033,846.00

OPTION	LABOR
	FFP
	In accordance with Section C, the Statement of Work, and applicable Task Orders.

	See Attachment 1 - Estimated Manpower Requirements
	FOB: Destination

				ESTIMATED NET AMT	$2,033,846.00

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0003AE					NSP

OPTION	Accounting for Contractor Support

T&M

See SOW Paragraph C.13

FOB: Destination

TOT ESTIMATED PRICE

CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0004	Dollars, U.S.
OPTION	Scientific and engineering support for the development of instrumentation systems and test facilities. Option Year 3 (Months 37 through 48)

The contractor, as an independent contractor and not as an agent of the Government, shall furnish the necessary personnel, services, facilities, equipment, and materials unless otherwise provided in the contract for scientific and engineering support for the development of instrumentation systems and test facilities in accordance with Section C, the Statement of Work, and applicable Task Orders.

This is a time and materials and firm fixed price requirements contract, against which individual Task Orders will be issued.

The total amount entered for the Base Year shall be the combined total of the following SLINS:

SLIN 0004AA Labor (T&M)
SLIN 0004AB Travel
SLIN 0004AC Materials, Parts, Components and Subcontract Services
SLIN 0004AD Labor (FFP)
FOB: Destination

ESTIMATED NET AMT

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0004AA		5,987,525	Dollars, U.S.	$1.00	$5,987,525.00
OPTION	LABOR

	T&M

	In accordance with Section C, the Statement of Work, and applicable Task Orders.

	See Attachment 1 - Estimated Manpower Requirements

	FOB: Destination
		TOT ESTIMATED PRICE			$5,987,525.00
		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0004AB		10,927	Dollars, U.S.	$1.00	$10,927.00
OPTION	TRAVEL AND COST REIMBURSABLE
	T&M
	Travel will be reimbursed in Accordance with the Joint Travel Regulations. See Section C.4 of the SOW.
	FOB: Destination

		TOT ESTIMATED PRICE			$10,927.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0004AC		11,984,210	Dollars, U.S.	$1,00	$11,984,210.00

OPTION	MATERIAL, PARTS, COMPONENTS, SUBCONTRACT

	T&M

	Materials, Parts, Components, and Subcontract Services shall be paid in accordance with actual invoice amounts. See Section C.5.

	FOB: Destination

		TOT ESTIMATED PRICE			$11,984,210.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0004AD		1,995,842	Dollars, U.S.	$1.00	$1,995,842.00

OPTION	LABOR
	FFP
	In accordance with Section C, the Statement of Work, and applicable Task Orders.

	See Attachment 1 - Estimated Manpower Requirements
	FOB: Destination

				ESTIMATED NET AMT	$1,995,842.00

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0004AE					NSP

OPTION	Accounting for Contractor Support

T&M

See SOW Paragraph C.13

FOB: Destination

TOT ESTIMATED PRICE

CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0005	Dollars, U.S.

OPTION	Scientific and engineering support for the development of instrumentation systems and test facilities.

Option Year 4 (Months 49 through 60)

The contractor, as an independent contractor and not as an agent of the Government, shall furnish the necessary personnel, services, facilities, equipment, and materials unless otherwise provided in the contract for scientific and engineering support for the development of instrumentation systems and test facilities in accordance with Section C, the Statement of Work, and applicable Task Orders.

This is a time and materials and firm fixed price requirements contract, against which individual Task Orders will be issued.

The total amount entered for the Base Year shall be the combined total of the following SLINS:

SLIN 0005AA Labor (T&M)
SLIN 0005AB Travel
SLIN 0005AC Materials, Parts, Components and Subcontract Services
SLIN 0005AD Labor (FFP)
FOB: Destination

ESTIMATED NET AMT

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0005AA		5,962,619	Dollars, U.S.	$1.00	$5,962,619.00

OPTION	LABOR

	T&M

	In accordance with Section C, the Statement of Work, and applicable Task Orders.

	See Attachment 1 - Estimated Manpower Requirements

	FOB: Destination

		TOT ESTIMATED PRICE			$5,962,619.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0005AB		11,255	Dollars, U.S.	$1.00	$11,255.00

OPTION	TRAVEL AND COST REIMBURSABLE

	T&M

	Travel and will be reimbursed in Accordance with the Joint Travel Regulations. See Section C.4 of the SOW.

	FOB: Destination

		TOT ESTIMATED PRICE			$11,255.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0005AC		12,326,600	Dollars, U.S.	$1.00	$12,326,600.00

OPTION	MATERIAL, PARTS, COMPONENTS, SUBCONTRACT

	T&M

	Materials, Parts, Components, and Subcontract Services shall be paid in accordance with actual invoice amounts. See Section C.5.

	FOB: Destination

		TOT ESTIMATED PRICE			$12,326,600.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0005AD		1,987,540	Dollars, U.S.	$1.00	$1,987,540.00

OPTION	LABOR
	FFP
	In accordance with Section C, the Statement of Work, and applicable Task Orders.

	See Attachment 1 - Estimated Manpower Requirements
	FOB: Destination

		ESTIMATED NET AMT			$1,987,540.00

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0005AE					NSP

OPTION	Accounting for Contractor Support

T&M

See SOW Paragraph C.13

FOB: Destination

TOT ESTIMATED PRICE

CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0006	Dollars, U.S.

OPTION	Scientific and engineering support for the development of instrumentation systems and test facilities.

Option Year 5 (Months 61 through 72)

The contractor, as an independent contractor and not as an agent of the Government, shall furnish the necessary personnel, services, facilities, equipment, and materials unless otherwise provided in the contract for scientific and engineering support for the development of instrumentation systems and test facilities in accordance with Section C, the Statement of Work, and applicable Task Orders.

This is a time and materials and firm fixed price requirements contract, against which individual Task Orders will be issued.

The total amount entered for the Base Year shall be the combined total of the following SLINS:
SLIN 0006AA Labor (T&M)
SLIN 0006AB Travel
SLIN 0006AC Materials, Parts, Components and Subcontract Services
SLIN 0006AD Labor (FFP)
FOB: Destination

ESTIMATED NET AMT

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0006AA		5,938,949	Dollars, U.S.	$1.00	$5,938,949.00

OPTION	LABOR

	T&M

	In accordance with Section C, the Statement of Work, and applicable Task Orders.

	See Attachment 1 - Estimated Manpower Requirements

	FOB: Destination

		TOT ESTIMATED PRICE			$5,938,949.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0006AB		11,592	Dollars, U.S.	$1.00	$11,592.00

OPTION	TRAVEL AND COST REIMBURSABLE

	T&M

	Travel will be reimbursed in Accordance with the Joint Travel Regulations. See Section C.4 of the SOW.

	FOB: Destination

		TOT ESTIMATED PRICE			$11,592.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0006AC		12,679,357	Dollars, U.S.	$1.00	$12,679,357.00

OPTION	MATERIAL, PARTS, COMPONENTS, SUBCONTRACT

	T&M

	Materials, Parts, Components, and Subcontract Services shall be paid in accordance with actual invoice amounts. See Section C.5.

	FOB: Destination

		TOT ESTIMATED PRICE			$12,679,357.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0006AD		1,979,650	Dollars, U.S.	$1.00	$1,979,650.00

OPTION	LABOR
	FFP
	In accordance with Section C, the Statement of Work, and applicable Task Orders.

	See Attachment 1 - Estimated Manpower Requirements
	FOB: Destination

		ESTIMATED NET AMT			$1,979,650.00

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0006AE					NSP
OPTION	Accounting for Contractor Support

T&M

See SOW Paragraph C.13

FOB: Destination

TOT ESTIMATED PRICE

CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0007	Dollars, U.S.

OPTION	Scientific and engineering support for the development of instrumentation systems and test facilities.

Option Year 6 (Months 73 through 84)

The contractor, as an independent contractor and not as an agent of the Government, shall furnish the necessary personnel, services, facilities, equipment, and materials unless otherwise provided in the contract for scientific and engineering support for the development of instrumentation systems and test facilities in accordance with Section C, the Statement of Work, and applicable Task Orders.

This is a time and materials and firm fixed price requirements contract, against which individual Task Orders will be issued.

The total amount entered for the Base Year shall be the combined total of the following SLINS:

SLIN 0007AA Labor (T&M)
SLIN 0007AB Travel
SLIN 0007AC Materials, Parts, Components and Subcontract Services
SLIN 0007AD Labor (FFP)
FOB: Destination

ESTIMATED NET AMT

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0007AA		5,916,374	Dollars, U.S.	$1.00	$5,916,374.00

OPTION	LABOR

	T&M

	In accordance with Section C, the Statement of Work, and applicable Task Orders.

	See Attachment 1 - Estimated Manpower Requirements FOB: Destination

		TOT ESTIMATED PRICE			$5,916,374.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0007AB		11,940	Dollars, U.S.	$1.00	$11,940.00

OPTION	TRAVEL AND COST REIMBURSABLE

	T&M

	Travel will be reimbursed in Accordance with the Joint Travel Regulations. See Section C.4 of the SOW.

	FOB: Destination

		TOT ESTIMATED PRICE			$11,940.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0007AC		13,042,185	Dollars, U.S.	$1.00	$13,042,185.00

OPTION	MATERIAL, PARTS, COMPONENTS, SUBCONTRACT

	T&M

	Materials, Parts, Components, and Subcontract Services shall be paid in accordance with actual invoice amounts. See Section C.5.

	FOB: Destination

		TOT ESTIMATED PRICE			$13,042,185.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0007AD		1,972,125	Dollars, U.S.	$1.00	$1,972,125.00

OPTION	LABOR
	FFP
	In accordance with Section C, the Statement of Work, and applicable Task Orders.

	See Attachment 1 - Estimated Manpower Requirements
	FOB: Destination

		ESTIMATED NET AMT			$1,972,125.00

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0007AE					NSP

OPTION	Accounting for Contractor Support

T&M

See SOW Paragraph C.I3

FOB: Destination

TOT ESTIMATED PRICE

CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0008			Dollars, U.S.

OPTION	Scientific and engineering support for the development of instrumentation systems and test facilities.

Option Year 7 (Months 85 through 96)

The contractor, as an independent contractor and not as an agent of the Government, shall furnish the necessary personnel, services, facilities, equipment, and materials unless otherwise provided in the contract for scientific and engineering support for the development of instrumentation systems and test facilities in accordance with Section C, the Statement of Work, and applicable Task Orders.

This is a time and materials and firm fixed price requirements contract, against which individual Task Orders will be issued.

The total amount entered for the Base Year shall be the combined total of the following SLINS:

SLIN 0008AA Labor (T&M)
SLIN 0008AB Travel
SLIN 0008AC Materials, Parts, Components and Subcontract Services
SLIN 0008AD Labor (FFP)
FOB: Destination

ESTIMATED NET AMT

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0008AA		5,894,975	Dollars, U.S.	$1.00	$5,894,975.00

OPTION	LABOR

	T&M

	In accordance with Section C, the Statement of Work, and applicable Task Orders.

	See Attachment 1 - Estimated Manpower Requirements

	FOB: Destination

		TOT ESTIMATED PRICE			$5,894,975.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0008AB		12,298	Dollars, U.S.	$1.00	$12,298.00

OPTION	TRAVEL AND COST REIMBURSABLE

	T&M

	Travel will be reimbursed in Accordance with the Joint Travel Regulations. See Section C.4 of the SOW.

	FOB: Destination

		TOT ESTIMATED PRICE			$12,298.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0008AC		13,416,017	Dollars, U.S.	$1.00	$13,416,017.00
OPTION	MATERIAL, PARTS, COMPONENTS, SUBCONTRACT
	T&M

	Materials, Parts, Components, and Subcontract Services shall be paid in accordance with actual invoice amounts. See Section C.5.

	FOB: Destination

		TOT ESTIMATED PRICE			$13,416,017.00

		CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0008AD		1,964,992	Dollars, U.S.	$1.00	$1,964,992.00
OPTION	LABOR
	FFP
	In accordance with Section C, the Statement of Work, and applicable Task Orders.

	See Attachment 1 - Estimated Manpower Requirements FOB: Destination

				ESTIMATED NET AMT	$1,964,992.00

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0008AE					NSP

OPTION	Accounting for Contractor Support

	T&M

	See SOW Paragraph C.13

	FOB: Destination

	TOT ESTIMATED PRICE

	CEILING PRICE

ITEM NO	SUPPLIES/SERVICES	EST. QUANTITY	UNIT	UNIT PRICE	EST. AMOUNT
0009		215,375	Dollars, U.S.	$1.00	$215,375.00

	Funding for Tasks 1 through 6

	T&M

	FOB: Destination

	TOT ESTIMATED PRICE				$215,375.00

	CEILING PRICE
	ACRN AA				$215,375.00
	CIN: 000000000000000000000000000000

CLIN DELIVERY/TASK ORDER MINIMUM/MAXIMUM QUANTITY AND CLIN ORDER VALUE

The minimum quantity and order value for the given Delivery/Task Order issued for this CLIN shall not be less than the minimum quantity and order value stated in the following table. The maximum quantity and order value for the given Delivery/Task Order issued for this CLIN shall not exceed the maximum quantity and order value stated in the following table.

CLIN	MINIMUM QUANTITY	MINIMUM AMOUNT	MAXIMUM QUANTITY	MAXIMUM AMOUNT
0001		$		$

0001AA		$		$

0001AB	$	$

0001AC	$	$

000IAD	$	$

0002AE	$	$

0004	$	$

0005AA	$	$

0005AC	$	$

0001AE	$	$

0002	$	$

0002AA	$	$

0002AB	$	$

0002AC	$	$

0002AD	$	$

0003	$	$

0003AA	$	$

0003AB	$	$

0003AC	$	$

0003AD	$	$

0003AE	$	$

0004AA	$	$

0004AB	$	$

0004AC	$	$

0004AD	$	$

0004AE	$	$

0005	$	$

0005AB	$	$

0005AD	$	$

0006	$	$

0006AB	$	$

0006AD	$	$

0007	$	$

0005AE	$	$

0006AA	$	$

0006AC	$	$

0006AE	$	$

0007AA	$	$

0007AC	$	$

0007AB	$	$

0007AD	$	$

0008	$	$

0008AB	$	$

0008AD	$	$

0007AE	$	$

0008AA	$	$

0008AC	$	$

0008AE	$	$

Section C - Descriptions and Specifications

STATEMENT OF WORK

SECTION C - DESCRIPTION/SPECIFICATIONS

C.1	Background:

The U.S. Army Aberdeen Test Center (ATC), Aberdeen Proving Ground has a continuing need for scientific and engineering support for the development of instrumentation systems and test facilities. This support needs to be of a quick response nature to solve instrumentation problems without costly delays to high priority test programs.

C.2	Objective:

To support the efforts of the U.S. Department of Defense with particular emphasis on test and evaluation at the U.S. Army Aberdeen Test Center by providing design, fabrication and evaluation capability for the development of instrumentation systems. This support must be provided in a timely manner since quick response is often required.

C.3 Types of Services to be Performed:

C.3.1 Study and develop quantitative requirements, on a quick reaction basis for test facilities and instrumentation systems.

C.3.2 Conduct concept studies concerning new instrumentation techniques.

C.3.3 Conduct engineering design of specific test equipment and instrumentation systems, including fabrication and/or preparation of performance specifications to be used as a basis for procurement actions.

C.3.4 Study and develop test and measurement techniques as related to specific materiel items or commodity classes.

C.3.5 Fabricate mechanical equipment from Government sketches and drawings to support instrumentation and data acquisition.

C.3.6 Fabricate and install mechanical equipment-in-place from Government sketches and drawings.

C.3.7 Fabricate electronic systems from Government sketches and drawings.

C.3.8 Design, implement, and verify embedded engineering software incidental to the development of electronic systems.

C.3.9 Design, debug and implement software utilizing C, C++, Java, Visual Basic and Lab View in support of instrument control and data acquisition, analysis and presentation. Knowledge of Windows XP, Windows NT and Unix are required. Additionally database management and SQL experience is required.

C.3.10 Manufacture electronic and mechanical instrumentation in quantity based on detailed specifications and drawings

C.3.11 Design and implement packaging techniques for electronic systems located in harsh environments.

C.3.12 Design and fabricate of mobile equipment systems.

C.4 Travel:

The contractor may be required to attend meetings, conferences, etc. at various locations throughout the United States. Travel shall be directly related to a specific task assignment. Reimbursement for travel and per diem expenses will be for actual and reasonable costs incurred in accordance with the Joint Travel Regulations (JTR). Reimbursement will not be made for travel within and between the separated areas of APG AA/EA. Contractor is authorized to utilize all available discounts in agreement with the federal Government when performing authorized work at other sites.

C.5 Materials:

All material, parts, components and subcontract services required for the performance of this contract shall be obtained and/or furnished by the contractor to the extent necessary and not otherwise provided by the Government. The Government may, at its own discretion, furnish certain operating supplies necessary for and identified in association with, individual task assignment. When work is done at the contractor’s facilities the contractor shall furnish all administrative supplies (to include writing and typing paper, pens, pencils and calculators), office furniture and equipment required for administrative functions, and other hardware, supplies, tools, equipment, services and facilities unless otherwise specified.

C.6 DELIVERY ORDER REQUIREMENTS:

C.6.1 Specific: The contractor shall commence work upon assignment of specific Delivery Order by the Contracting Officer. The work shall be accomplished at the location specified in the Delivery Order. When the performance of the work is to be done at Aberdeen Proving Ground, the Government will provide suitable office space, desks and work benches. Contractor employees performing work or services at Aberdeen Proving Ground shall observe and comply with all prescribed rules, regulations and established working hours. Established working hours are 7:00 AM until 4:30 PM, Monday through Friday, excluding alternate Fridays and Federal holidays.

C.6.2 Assignment of Tasks through Delivery Orders

C.6.2.1 Task Assignments constitute the specific work packages/functions assigned to the contractor within the scope of work and contracted for in completion type delivery orders issued by the Contracting Officer. Task Assignments include specific instructions and details regarding the services to be performed.

C.6.2.2 Task Assignment Format: Proposed task assignment will contain sufficient information to allow the contractor to prepare his task proposal. The proposed task assignment will contain the following:

a.	Task Assignment Number

b.	Task Assignment Title

c.	Contract Number

d.	Background and objective

e.	Statement of Work

f.	Items/Data to be delivered

g.	Site Location(s)

h.	Test Requirements

i.	Reports and Reviews Required

j.	Desired Period of Performance

k.	Government Technical Point of Contact

1.	Government Furnished Property, if any

m.	Proposed type of award (Fixed-price or Time-and-Materials)

n.	Security Classification

C.6.2.3 Method: The Contracting Officer will forward the proposed task assignment for contractor evaluation. Within 10 calendar days of receipt of the proposed task, unless otherwise specified in the task assignment, the contractor shall submit to the Contracting Officer, in writing, a task proposal, containing as a minimum, the following:

a.	Task Assignment Number

b.	Task Assignment Title

c.	Contract Number

d.	Date of Preparation

e.	Purpose/Objectives

f.	Technical Approach which may include:

•	Basic illustrations/drawings of the proposed system

•	Options considered, the reasons for choosing the final design, and those assumptions made which influenced the final design

•	A presentation of the basic engineering calculations and of any modeling results that supported the final design

•	(for Time and Materials Tasks Only) A milestone chart showing the expected schedule for task completion

g.	Cost Estimate (Included in each cost estimate will be man-hours per labor category and any travel, per diem, subcontract, or material costs.)

h.	Start Date and Duration

i.	Contractor’s Technical Point of Contact

C.6.2.4 Delivery Orders will be issued by the Contracting Officer only. The Contracting Officer will authorize the contractor to proceed with the task either verbally or by letter. In either case, a written Fixed-Price or Time and Materials Completion Type Delivery Order will follow.

C.7 Security Requirements: A Secret Facility Clearance shall be required for performance under the contract. Three Key contractor employees working under the contract shall be cleared up to and including Secret (See DD Form 254 at Attachment No. 5)

C.7.1. Facility Clearance. The contractor shall possess or be capable of obtaining a Secret facility clearance as prescribed by DD Form 254, Contract Security Classification Specification (Attachment 6). Request for sponsorship for a facility clearance shall be made in writing to the Contracting Officer or designated representative.

C.7.2. Personnel Security Clearances.

C.7.2.1. The contractor shall perform work in accordance with Section C.6, Delivery Order Requirements. Each proposed task assignment will contain the specific security classification level and the location where work is to be performed. All contractor employees supporting classified task assignments shall possess a minimum of a SECRET clearance. At least 25% of employees within each labor category shall possess security clearances to support this contract. A visit authorization request letter shall be prepared on company letterhead, verified and signed by the Facility Security Officer (FSO) or Alternate FSO, and submitted to the ATC Visitor Desk in accordance with ATC Policy Letter 15 at Phase-In. In addition, the contractor shall prepare a roster of current employees, that includes each employee’s name, social security number, and level of security clearance. This roster shall be verified and signed by the Facility Security Officer (FSO) or Alternate FSO and submitted to the COR at Phase-in. The roster shall be updated as required to reflect any changes in employee’s status or information.

C.7.2.2. Special Access Programs. The contractor shall support task assignments that require access to Special Access Programs (SAPs). Approximately     % of the employees shall support SAPs. The ATC Security and Intelligence Division will provide support to contractors performing on SAPs. The contractor shall ensure that investigative requirements for personnel supporting SAPs are submitted in accordance with paragraph 5-4, AR 380-381, Special Access Programs. Personnel supporting SAPs shall be subject to random counter-intelligence polygraph examinations. Employees who refuse to sign an agreement to undergo a polygraph examination cannot access SAP information. The costs for travel and examination will be reimbursed to the contractor under the cost category entitled Travel.

C.7.2.3. Personnel Attestations. Contractor personnel granted access to SAP information shall make a verbal attestation and execute an Attestation Statement in accordance with Secretary of Defense (C3I) Memorandum of 9 February 1999. ATC Security personnel will witness the execution of the oral and written attestations and maintain the Attestation Statements for contractor personnel.

C.7.2.4. Information Systems (IS) Access. The contractor shall designate Information Technology (IT) positions for all personnel requiring access to IS in accordance with paragraph 4-14, AR 25-2. The contractor shall request the appropriate personnel security investigation based upon the IT position designation. The investigations must be favorably completed prior to employees being permitted access to IS and being placed in an IT position. The contractor shall prepare a list identifying the IT positions designations and submit to the ATC Information Assurance Manager (IAM) during Phase-In.

C.7.3. Reports of Adverse Information. The contractor shall report to the ATC Security Manager all adverse information on contractor personnel such as security violations, arrests, bankruptcy, and denial, suspension, or revocation of security clearances. Employees may be denied access into GAPG restricted areas by the ATC Security Manager based upon the adverse information.

C.7.4. Installation Access. APG is a closed post. Most of these functions are performed in the restricted area of APG. All vehicles and personnel are subject to search and seizure of contraband and/or unauthorized Government property in accordance with AR 190-13. All contractor personnel will comply with the requirements of APGR190-4, Movement Control within the Installation, for entry, exit, and internal control of personnel, material, and vehicles on APG.

C.7.4.1. Unescorted Access into Restricted Areas. Unescorted access into the APG restricted areas shall be granted to contractor personnel who possess a security clearance or were the subject of a favorably completed National Agency Check (NAC) or National Criminal Information Check (NCIC). Unescorted access shall be authorized provided no more than 24 months have lapsed since the date of the termination of the security clearance or break of service and there is no known adverse information.

C.7.4.2. NCIC Requests. The contractor shall have completed a SSB Form 1199, Application for Civilian ID Card/Security Badge, and FD 258, Application Finger Print Card, for each employee requiring unescorted access who does not meet one of the requirements in paragraph C.7.3.1. Upon contract award, the contractor shall obtain required forms from the COR and return the completed forms to the COR within 10 working days. Until a favorable NCIC is granted, contractor personnel shall be continually escorted into, out of, and within the restricted areas by other contractor personnel who possess a photographic security identification badge. Processing time for the NCIC is approximately 45-60 days. The contractor shall advise employees that the NCIC shall be used to review criminal history records and that adverse information may result in an employee being denied access into the restricted areas. The contractor shall be responsible for delays in the performance under this contract caused by the disqualification of employees for security badges.

C.7.4.3. Photographic Security Badges. Photographic security badges will only be issued to contractor personnel in accordance with APGR190-4. Photographic security badges shall be approved and issued by ATC Security personnel to contractor personnel upon written request from the COR and after the investigation or security clearance has been verified via a visit request per C.7.2.1 above. Contractor personnel shall wear the photographic security badge above the waist at all times when in the restricted areas of APG. The contractor is responsible for ensuring compliance by contractor personnel.

C.7.4.4. Foreign Nationals/Immigrant Aliens. Foreign nationals/immigrant aliens cannot be granted unescorted access to the work-site, and shall not be scheduled to perform work under this contract. However, when foreign nationals/immigrant aliens are visiting ATC, the contractor shall comply with ATC Policy Letter 15, ATC Regulation 380-1 and AR 380-10.

C.7.5. Safeguarding Government Information and Property. The contractor shall be responsible for safeguarding all government information and property provided for contractor use. The contractor shall safeguard information and material designated as classified, unclassified sensitive, For Official Use Only (FOUO), Operations Security (OPSEC) sensitive, and Privacy

Act Information in accordance with applicable directives in Section     . Where contractor personnel have access to the Test Resource Management System (TRMS), they will not disclose TRMS information to any person or entity without explicit authority.

C.7.6. Loss or Possible Compromise of Classified Information. The contractor shall immediately report the loss or possible compromise of classified information or material to the ATC Security Manager or his designee Iin accordance with ATC Regulation 380-5.

C.7.7. Information Systems (IS). The contractor shall ensure that all IS used by contractor personnel are protected and accredited in accordance with directives listed in Section     . The contractor shall recommend through the COR to the ATC IAM the appointment of an Information Assurance Security Officer(s) and alternate(s). The contractor and their employees will comply with ATC policy regarding acceptable use of Government-owned computer systems and networks.

C.7.8. Key Control. The contractor shall have access as needed to all Government-furnished facilities in accordance with AR 190-51, AR 380-5, and ATC Regulation 380-8. The contractor shall develop and implement procedures to ensure that metal and electronic keys received from the Government are accountable, controlled, and safeguarded in accordance with above regulations.

C.7.9. Security Training. The contractor shall develop and implement a security education program to ensure contractor personnel understand and are familiar with security requirements. The contractor shall conduct a security indoctrination for all new employees within 30 days after their arrival, and refresher sessions annually thereafter. This training will include general security education, OPSEC awareness, Information Systems Security, Force Protection, and training on Subversion and Espionage Directed Against The Army (SAEDA). ATC Security personnel will conduct indoctrination and termination briefings for contractor personnel supporting SAPs. In addition, designated ATC Security personnel will conduct Anti-Terrorism/Force Protection training for contractor personnel traveling OCONUS.

C.710. Operations Security (OPSEC) Reviews. All material produced by the contractor which will be disseminated outside of ATC will be subject to an OPSEC and Security review to be performed by the ATC OPSEC Officer, ATC Security and Intelligence Division, prior to release. This includes all written (hardcopy) and electronic materials produced such as organizational press releases and marketing material.

C.7.11. Photographic/Recording Permits. The contractor shall obtain photographic or recording permits to use photographic or recording equipment within APG restricted areas in accordance with ATC Regulation 380-12. Requests for Special Photographic Permits will be submitted through the COR to the ATC Security and Intelligence Division.

C.7.12. Departing Employees. The contractor shall ensure all contractor employees return security identification badges and picture identification cards to the Government at the completion of their employment. An employment/installation clearance form will be developed by the contractor to include a signature block for the Government to certify that an employee has turned in all badges/government property before leaving employment on the installation. Security badges will be turned-in to the ATC Security and Intelligence Division with 2 work days after the employee has departed. In addition, contractor personnel briefed on SAPs shall contact ATC Security personnel to complete a termination briefing prior to termination of employment.

C.8 All contractor personnel shall be minimally qualified in accordance with qualifications listed in Attachment 4 (Entitled Minimum Qualifications by Labor Categories).

C.8.1 A resume shall be submitted by the offeror for all key individuals to be involved with this contract. Key positions are one in each of the following labor categories: Project Director, Project Manager, Senior Electronics Engineer, Senior Mechanical Engineer, and Manufacturing Engineer.

C.8.2 Each personnel resume shall identify the appropriate minimal qualification listed in Attachment 5.

C.8.3 Contractor shall be required to submit a resume for any key individual replacements anticipated during the term of the contract. Resumes shall be reviewed by the government to determine that qualifications of proposed replacements are equal to or better than those possessed by the person listed in the contractor’s proposal.

C.9 Control Procedures:

C.9.1 Status Reports:

C.9.1.1 For all tasks - The contractor shall submit a monthly progress report on each task. This will be submitted to the COR and the Government Technical POC for each task by the 10th day following the end of the month.

C.9.1.2 If additional status reporting is required it will be specified in the individual task assignments.

C.9.2 Drawing Format: Drawings in electronic format should be done in AutoCad “DWG” drawing format.

C.10 Government-Furnished Support. The Government will specify any Government-furnished support and equipment in each Task Assignment.

C.11 Geographic Restriction:

Contractor providing services under this contract shall be located within 125 miles of Aberdeen Proving Ground, Maryland.

C.12 The delivery orders shall be either Fixed-Price or Time and Materials Completion Type. Any variation in proposal resulting from additional work (outside the scope of work) required to accomplish the task shall be approved in writing by the Contracting Officer. The contractor shall not exceed the proposed estimated cost obligated in each delivery order without prior approval from the Contracting Officer.

C.13 Accounting for Contract Support. The Office of the Assistant Secretary of the Army (Manpower & Reserve Affairs) operates and maintains a secure Army data collection site where the contractor will report ALL contractor manpower (including subcontractor manpower)required for performance of this contract. The contractor is required to completely fill in all the information in the format using the following web address: https://contractormanpower.army.pentagon.mil. The required information includes:

(1)	Contracting Office, Contracting Officer, Contracting Officer’s Technical Representative;

(2)	Contract number, including task and delivery order number;

(3)	Beginning and ending dates covered by reporting period;

(4)	Contractor name, address, phone number, e-mail address, identity of contractor employee entering data;

(5)	Estimated direct labor hours (including sub-contractors);

(6)	Estimated direct labor dollars paid this reporting period (including sub-contractors);

(7)	Total payments (including sub-contractors);

(8)	Predominant Federal Service Code (FSC) reflecting services provided by contractor (and separate predominant FSC for each sub-contractor if different);

(9)	Estimated data collection cost;

(10)	Organizational title associated with the Unit Identification Code (UIC) for the Army Requiring Activity (the Army Requiring Activity is responsible for providing the contractor with its UIC for purposes of reporting this information);

(11)	Locations where contractor and sub-contractors perform the work (specified by zip code in the United States and nearest city, country, when in an overseas location, using standardized nomenclature provided on website);

(12)	Presence of deployment or contingency contract language; and

(13)	Number of contractor and sub-contractor employees deployed in theater this reporting period (by country).

(As part of its submission, the contractor shall also provide the estimated total cost (if any) incurred to comply with this reporting requirement. Reporting period will be the period of performance not to exceed 12 months ending September 30 of each government fiscal year and must be reported by October 31 of each calendar year. Contractors may use a direct Extensible Markup Language (XML) data transfer to the data base server or fill in the fields on the website. The XML direct transfer is a format for transferring files from a contractor’s system to the secure web site without the need for separate data entries for each required data element at the web site. The specific formats for the SML direct transfer may be downloaded from the web site.)

CLAUSES INCORPORATED BY FULL TEXT

AMCAC 52.0204-4001, IDENTIFICATION OF OZONE DEPLETING SUBSTANCES (OCT 1999)

a. The following required Class I Ozone Depleting Substances (ODS) have been identified and approved for use under performance of any resultant contract.

(X) None.

(_) (List any approved ODS requirements):

b. If during performance of the contract, an approved Class I ODS is discovered, the contractor is encouraged to notify the contracting officer immediately.

c. The ODS restrictions apply to subcontracts as well.

AMCAC 52.0204-4002, CLASS I OZONE DEPLETING SUBSTANCES (OCT 1999)

a. Per Section 326 of Public Law 102-484, effective 1 Jun 93, specifications and standards cannot require the use of Class I ozone depleting substances (ODS) without approval. There are some cases where a specification or standard allows the use of an ODS, but does not specifically require its use. A situation of this type does not require substitution under the law.

b. If this requirement allows, but does not require, the use of a Class I ODS, although it is not mandatory for the contractor to use a non-ODS substance, the contractor is encouraged to give preference to using the non-ODS choice.

AMCAC 52.0223-4001, OSHA STANDARDS (OCT 1999)

Contractor must comply with all applicable OSHA standards.

APG 52.0204-4100, LONG TERM VISITOR (AUG 1999)

Long term visitors are those contractors from off-post, U.S. cleared facilities working on Aberdeen Proving Ground (APG) for a period specified by a classified contract. Long term visitors occupy Government- furnished space on a quasi-permanent basis at APG, and perform all or part of contractual duties in an independent manner. Therefore, the contractor’s security procedures shall be integrated with those of APG. The Contractor shall abide by the Long Term Visitor Instructions as set forth in APG Regulation 380-6. These instructions specify (a) those security actions which will be performed for the contractor by the installation, such as providing storage and classified reproduction facilities, guard service, security forms, control, investigation of security incidents, etc., and (b) those security actions for which joint action may be required, such as packaging and addressing classified transmittals, performing security checks, and implementing internal security controls and emergency procedures to protest classified material. The Long Term Visitor Instructions shall not be construed as cause and are not authorization for the commitment of funds.

APG 52.0204-4104, U.S. GOVERNMENT-FURNISHED SPACE AND UTILITIES PROVIDED TO CONTRACTORS (AUG 1999)

a. The Government shall not be obligated in any way for the connect or disconnect of contractor trailers to Government utilities (water, sewage and electric service).

b. The Contractor shall, at contractor’s expense, install, maintain and operate all new facilities required for obtaining service, including suitable metering and regulation equipment and service connections to the Government’s utility system.

c. Plans for all such facilities shall be subject to the approval of the Chief, Engineering Plans and Services division (EPSD), Directorate of Public Works (DPW). The installation of such facilities shall be subject to the approval of the Chief, Buildings, Grounds and Utilities Division, DPW.

d. The Contractor shall reimburse the Army for the utility service at local prevailing rates.

e. The meter(s) will be read by the Aberdeen Area or Edgewood Area Maintenance Branch, BG&U Division, DPW and bills will be rendered monthly to the Contractor by the Government. All such bills shall be due and payable 15 days after receipt thereof by the Contractor.

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	N/A	N/A	N/A	Government
0001AA	N/A	N/A	N/A	Government
0001AB	N/A	N/A	N/A	Government
0001AC	N/A	N/A	N/A	Government
0001AD	N/A	N/A	N/A	Government
0001AE	N/A	N/A	N/A	Government
0002	N/A	N/A	N/A	Government
0002AA	N/A	N/A	N/A	Government
0002AB	N/A	N/A	N/A	Government
0002AC	N/A	N/A	N/A	Government
0002AD	N/A	N/A	N/A	Government
0002AE	N/A	N/A	N/A	Government
0003	N/A	N/A	N/A	Government
0003AA	N/A	N/A	N/A	Government
0003AB	N/A	N/A	N/A	Government
0003AC	N/A	N/A	N/A	Government
0003AD	N/A	N/A	N/A	Government
0003AE	N/A	N/A	N/A	Government
0004	N/A	N/A	N/A	Government
0004AA	N/A	N/A	N/A	Government
0004AB	N/A	N/A	N/A	Government
0004AC	N/A	N/A	N/A	Government
0004AD	N/A	N/A	N/A	Government
0004AE	N/A	N/A	N/A	Government
0005	N/A	N/A	N/A	Government
0005AA	N/A	N/A	N/A	Government
0005AB	N/A	N/A	N/A	Government
0005AC	N/A	N/A	N/A	Government
0005AD	N/A	N/A	N/A	Government
0005AE	N/A	N/A	N/A	Government
0006	N/A	N/A	N/A	Government
0006AA	N/A	N/A	N/A	Government
0006AB	N/A	N/A	N/A	Government
0006AC	N/A	N/A	N/A	Government
0006AD	N/A	N/A	N/A	Government
0006AE	N/A	N/A	N/A	Government
0007	N/A	N/A	N/A	Government
0007AA	.N/A	N/A	N/A	Government
0007AB	N/A	N/A	N/A	Government
0007AC	N/A	N/A	N/A	Government
0007AD	N/A	N/A	N/A	Government
0007AE	N/A	N/A	N/A	Government

0008	N/A	N/A	N/A	Government
0008AA	N/A	N/A	N/A	Government
0008AB	N/A	N/A	N/A	Government
0008AC	N/A	N/A	N/A	Government
0008AD	N/A	N/A	N/A	Government
0008AE	N/A	N/A	N/A	Government
0009	N/A	N/A	N/A	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-4	Inspection Of Services—Fixed Price	AUG 1996
52.246-6	Inspection—Time-And-Material And Labor-Hour	MAY 2001

CLAUSES INCORPORATED BY FULL TEXT

AMCAC 52.0246-4001, INSPECTION AND ACCEPTANCE (AUG 1999)

Inspection and acceptance of the supplies or services called for by this procurement shall be performed at the destination (s).

Section F-Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
0001	N/A	N/A	N/A	N/A

0001AA	N/A	N/A	N/A	N/A

0001AB	N/A	N/A	N/A	N/A

0001AC	N/A	N/A	N/A	N/A

0001AD	N/A	N/A	N/A	N/A

0001AE	N/A	N/A	N/A	N/A

0002	N/A	N/A	N/A	N/A

0002AA	N/A	N/A	N/A	N/A

0002AB	N/A	N/A	N/A	N/A

0002AC	N/A	N/A	N/A	N/A

0002AD	N/A	N/A	N/A	N/A

0002AE	N/A	N/A	N/A	N/A

0003	N/A	N/A	N/A	N/A

0003AA	N/A	N/A	N/A	N/A

0003AB	N/A	N/A	N/A	N/A

0003AC	N/A	N/A	N/A	N/A

0003AD	N/A	N/A	N/A	N/A

0003AE	N/A	N/A	N/A	N/A

0004	N/A	N/A	N/A	N/A

0004AA	N/A	N/A	N/A	N/A

0004AB	N/A	N/A	N/A	N/A

0004AC	N/A	N/A	N/A	N/A

0004AD	N/A	N/A	N/A	N/A

0004AE	N/A	N/A	N/A	N/A

0005	N/A	N/A	N/A	N/A

0005AA	N/A	N/A	N/A	N/A

0005AB	N/A	N/A	N/A	N/A

0005AC	N/A	N/A	N/A	N/A

0005AD	N/A	N/A	N/A	N/A

0005AE	N/A	N/A	N/A	N/A

0006	N/A	N/A	N/A	N/A

0006AA	N/A	N/A	N/A	N/A

0006AB	N/A	N/A	N/A	N/A

0006AC	N/A	N/A	N/A	N/A

0006AD	N/A	N/A	N/A	N/A

0006AE	N/A	N/A	N/A	N/A

0007	N/A	N/A	N/A	N/A

0007AA	N/A	N/A	N/A	N/A

0007AB	N/A	N/A	N/A	N/A

0007AC	N/A	N/A	N/A	N/A

0007AD	N/A	N/A	N/A	N/A

0007AE	N/A	N/A	N/A	N/A

0008	N/A	N/A	N/A	N/A

0008AA	N/A	N/A	N/A	N/A

0008AB	N/A	N/A	N/A	N/A

0008AC	N/A	N/A	N/A	N/A

0008AD	N/A	N/A	N/A	N/A

0008AE	N/A	N/A	N/A	N/A

0009	N/A	N/A	N/A	N/A

CLAUSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989
52.247-34	F.O.B. Destination	NOV 1991

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 216 2040 0000 4B8757 665601F3040 255Y 354200 W81C5M5220S243 S18001 635A75 ZZZZ0000

AMOUNT: $215,375.00

CIN 000000000000000000000000000000: $215,375.00

CLAUSES INCORPORATED BY REFERENCE

AMCAC 52.0242-4001	Instructions to Paying Office and Administrative Contracting Office OCT 2002

Section H - Special Contract Requirements

CLAUSES INCORPORATED BY FULL TEXT

AMCAC 52.0216-4008, PREPARATION OF COST PROPOSALS FOR TASK ORDERS (JAN 2000):

The Contractor shall submit his written cost proposal based upon the task to be performed. He shall provide the following, as appropriate:

a. Number of hours by category of labor.

b. Hourly rate of each labor category.

c. List of materials/equipment with copy of supplier quotes.

d. Travel requirements to include number of trips, locations, means of transportation, per diem, etc.

AMCAC 52.0228-4001, INSURANCE REQUIREMENTS (JUL 1999)

The following insurance is required as a minimum in accordance with the Federal Acquisition Regulations and the appropriate clause in Section I:

a. Legally Required Insurance: Where certain laws apply, such as State laws governing workman’s compensation and employer’s liability coverage, etc., the contractor, prior to commencement of work, shall furnish the Contracting Officer a written statement that such laws have been complied with and that compliance will continue throughout the period of contract performance. Minimum coverage of $100,000 is required.

b. Comprehensive General Liability and Automobile Liability:

	Each Person	Per Occurrence	Property Damage
Comprehensive General Liability	None	$500,000	None
Automobile Liability	$200,000	$500,000	$20,000

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	JUL 1995
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2005
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	OCT 2003
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	JAN 2005
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.215-2	Audit and Records—Negotiation	JUN 1999
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	OCT 2004
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.219-9	Small Business Subcontracting Plan	JUL 2005
52.222-2	Payment For Overtime Premiums	JUL 1990
52.222-3	Convict Labor	JUN 2003
52.222-4	Contract Work Hours and Safety Standards Act - Overtime Compensation	JUL 2005
52.222-20	Walsh-Healey Public Contracts Act	DEC 1996
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	APR 2002
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	DEC 2001
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-39	Notification of Employee Rights Concerning Payment of Union Dues or Fees	DEC 2004
52.222-41	Service Contract Act Of 1965, As Amended	JUL 2005
52.222-43	Fair Labor Standards Act And Service Contract Act-Price Adjustment (Multiple Year And Option)	MAY 1989
52.223-5	Pollution Prevention and Right-to-Know Information	AUG 2003
52.223-6	Drug-Free Workplace	MAY 2001
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.225-1	Buy American Act-Supplies	JUN 2003
52.225-13	Restrictions on Certain Foreign Purchases	MAR 2005
52.227-1	Authorization and Consent	JUL 1995
52.227-3	Patent Indemnity	APR 1984
52.228-5	Insurance - Work On A Government Installation	JAN 1997
52.229-3	Federal, State And Local Taxes	APR 2003

52.230-2	Cost Accounting Standards	APR 1998
52.230-6	Administration of Cost Accounting Standards	APR 2005
52.232-1	Payments	APR 1984
52.232-2	Payments Under Fixed-Price Research And Development Contracts	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-11	Extras	APR 1984
52.232-17	Interest	JUN 1996
52.232-20	Limitation Of Cost	APR 1984
52.232-23	Assignment Of Claims	JAN 1986
52.232-25	Prompt Payment	OCT 2003
52.232-25 Alt I	Prompt Payment (Oct 2003) Alternate I	FEB 2002
52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.233-3 Alt I	Protest After Award (Aug 1996) - Alternate I	JUN 1985
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.237-2	Protection Of Government Buildings, Equipment, And Vegetation	APR 1984
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-13	Bankruptcy	JUL 1995
52.243-1	Changes—Fixed Price	AUG 1987
52.243-1 Alt V	Changes—Fixed-Price (Aug 1987) - Alternate V	APR 1984
52.243-3	Changes—Time-And-Material Or Labor-Hours	SEP 2000
52.244-2 Alt I	Subcontracts (Aug 1998) - Alternate I	MAR 2005
52.245-5 Dev	Government Property (Cost-Reimbursement, Time-and-Material, or Labor-Hour Contracts) Deviation	MAY 2004
52.246-25	Limitation Of Liability—Services	FEB 1997
52.248-1	Value Engineering	FEB 2000
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.249-6	Termination (Cost Reimbursement)	MAY 2004
52.249-9	Default (Fixed-Priced Research And Development)	APR 1984
52.249-14	Excusable Delays	APR 1984
52.251-1	Government Supply Sources	APR 1984
252.201-7000	Contracting Officer’s Representative	DEC 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2004
252.203-7002	Display Of DOD Hotline Poster	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	MAR 1998
252.223-7004	Drug Free Work Force	SEP 1988
252.223-7006	Prohibition On Storage And Disposal Of Toxic And Hazardous Materials	APR 1993
252.225-7012	Preference For Certain Domestic Commodities	JUN 2004
252.225-7025	Restriction on Acquisition of Forgings	JUN 2005
252.232-7003	Electronic Submission of Payment Requests	JAN 2004
252.235-7010	Acknowledgment of Support and Disclaimer	MAY 1995
252.235-7011	Final Scientific or Technical Report	NOV 2004
252.242-7000	Postaward Conference	DEC 1991

252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.245-7001	Reports Of Government Property	MAY 1994
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.251-7000	Ordering From Government Supply Sources	NOV 2004

CLAUSES INCORPORATED BY FULL TEXT

52.204-1    APPROVAL OF CONTRACT (DEC 1989)

This contract is subject to the written approval of Principle Assistant Responsible for Contracting (PARC) and shall not be binding until so approved.

(End of clause)

52.216-7    ALLOWABLE COST AND PAYMENT (DEC 2002)

(a) Invoicing.

(1) The Government will make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Federal Acquisition Regulation (FAR) subpart 31.2 in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.

(2) Contract financing payments are not subject to the interest penalty provisions of the Prompt Payment Act. Interim payments made prior to the final payment under the contract are contract financing payments, except interim payments if this contract contains Alternate I to the clause at 52.232-25.

(3) The designated payment office will make interim payments for contract financing on the 30th day after the designated billing office receives a proper payment request.

In the event that the Government requires an audit or other review of a specific payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date.

(b) Reimbursing costs. (1) For the purpose of reimbursing allowable costs (except as provided in subparagraph (b)(2) of the clause, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term “costs” includes only—

(i) Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the contract;

(ii) When the Contractor is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for—

(A) Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made—

(1) In accordance with the terms and conditions of a subcontract or invoice; and

(2) Ordinarily within 30 days of the submission of the Contractor’s payment request to the Government;

(B) Materials issued from the Contractor’s inventory and placed in the production process for use on the contract;

(C) Direct labor;

(D) Direct travel;

(E) Other direct in-house costs; and

(F) Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

(iii) The amount of financing payments that have been paid by cash, check, or other forms of payment to subcontractors.

(2) Accrued costs of Contractor contributions under employee pension plans shall be excluded until actually paid unless—

(i) The Contractor’s practice is to make contributions to the retirement fund quarterly or more frequently; and

(ii) The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractor’s indirect costs for payment purposes).

(3) Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) of this clause, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) of this clause.

(4) Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractor’s expense or at no cost to the Government shall be disregarded for purposes of cost-reimbursement under this clause.

(c) Small business concerns. A small business concern may receive more frequent payments than every 2 weeks.

(d) Final indirect cost rates. (1) Final annual indirect cost rates and the appropriate bases shall be established in accordance with Subpart 42.7 of the Federal Acquisition Regulation (FAR) in effect for the period covered by the indirect cost rate proposal.

(2)(i) The Contractor shall submit an adequate final indirect cost rate proposal to the Contracting Officer (or cognizant Federal agency official) and auditor within the 6-month period following the expiration of each of its fiscal years. Reasonable extensions, for exceptional circumstances only, may be requested in writing by the Contractor and granted in writing by the Contracting Officer. The Contractor shall support its proposal with adequate supporting data.

(ii) The proposed rates shall be based on the Contractor’s actual cost experience for that period. The appropriate Government representative and the Contractor shall establish the final indirect cost rates as promptly as practical after receipt of the Contractor’s proposal.

(3) The Contractor and the appropriate Government representative shall execute a written understanding setting forth the final indirect cost rates. The understanding shall specify (i) the agreed-upon final annual indirect cost rates, (ii) the bases to which the rates apply, (iii) the periods for which the rates apply, (iv) any specific indirect cost items treated as direct costs in the settlement, and (v) the affected contract and/or subcontract, identifying any with advance agreements or special terms and the applicable rates. The understanding shall not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution.

(4) Failure by the parties to agree on a final annual indirect cost rate shall be a dispute within the meaning of the Disputes clause.

(5) Within 120 days (or longer period if approved in writing by the Contracting Officer) after settlement of the final annual indirect cost rates for all years of a physically complete contract, the Contractor shall submit a completion invoice or voucher to reflect the settled amounts and rates.

(6)(i) If the Contractor fails to submit a completion invoice or voucher within the time specified in paragraph (d)(5) of this clause, the Contracting Officer may—

(A) Determine the amounts due to the Contractor under the contract; and

(B) Record this determination in a unilateral modification to the contract.

(ii) This determination constitutes the final decision of the Contracting Officer in accordance with the Disputes clause.

(e) Billing rates. Until final annual indirect cost rates are established for any period, the Government shall reimburse the Contractor at billing rates established by the Contracting Officer or by an authorized representative (the cognizant auditor), subject to adjustment when the final rates are established. These billing rates—

(1) Shall be the anticipated final rates; and

(2) May be prospectively or retroactively revised by mutual agreement, at either party’s request, to prevent substantial overpayment or underpayment.

(f) Quick-closeout procedures. Quick-closeout procedures are applicable when the conditions in FAR 42.708(a) are satisfied.

(g) Audit. At any time or times before final payment, the Contracting Officer may have the Contractor’s invoices or vouchers and statements of cost audited. Any payment may be (1) Reduced by amounts found by the Contracting Officer not to constitute allowable costs or (2) Adjusted for prior overpayments or underpayments.

(h) Final payment. (1) Upon approval of a completion invoice or voucher submitted by the Contractor in accordance with paragraph (d)(4) of this clause, and upon the Contractor’s compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

(2) The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government. Reasonable expenses incurred by the Contractor for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by the Contracting Officer. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver—

(i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and

(ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except—

(A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

(B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the Contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier; and

(C) Claims for reimbursement of costs, including reasonable incidental expenses, incurred by the Contractor under the patent clauses of this contract, excluding, however, any expenses arising from the Contractor’s indemnification of the Government against patent liability.

(End of clause)

52.216-18    ORDERING. (OCT 1995)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued through the end of the performance period.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of clause)

52.216-19    ORDER LIMITATIONS. (OCT 1995)

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $5,000.00, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor:

(1) Any order for a single item in excess of $2,000,000.00;

(2) Any order for a combination of items in excess of $10,000,000.00; or

(3) A series of orders from the same ordering office within thirty days days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within thirty days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of clause)

52.216-21 Requirements. (OCT 1995) — ALTERNATE I (APR 1984)

(a) This is a requirements contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies or services specified in the Schedule are estimates only and are not purchased by this contract. Except as this contract may otherwise provide, if the Government’s requirements do not result in orders in the quantities described as “estimated” or “maximum” in the Schedule, that fact shall not constitute the basis for an equitable price adjustment.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. Subject to any limitations in the Delivery-Order Limitations clause or elsewhere in this contract, the Contractor shall furnish to the Government all supplies or services specified in the Schedule and called for by orders issued in accordance with the Ordering clause. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(c) The estimated quantities are not the total requirements of the Government activity specified in the Schedule, but are estimates of requirements in excess of the quantities that the activity may itself furnish within its own capabilities. Except as this contract otherwise provides, the Government shall order from the Contractor all of that activity’s requirements for supplies and services specified in the Schedule that exceed, the quantities that the activity may itself furnish within its own capabilities.

(d) The Government is not required to purchase from the Contractor requirements in excess of any limit on total orders under this contract.

(e) If the Government urgently requires delivery of any quantity of an item before the earliest date that delivery may be specified under this contract, and if the Contractor will not accept an order providing for the accelerated delivery, the Government may acquire the urgently required goods or services from another source.

(f) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after end of performance period.

(End of clause)

52.217-8 OPTION TO EXTEND SERVICES (NOV 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 60 days.

(End of clause)

52.217-9    OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 96 months.

(End of clause)

52.252-2    CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://farsite.hill.af.mil/VFFARI.HTM

(End of clause)

AMCAC 52.0237-4004, IDENTIFICATION OF CONTRACTOR EMPLOYEES (OCT 2000)

a. All contractor employees shall be identified as such by wearing badges at all times while performing work at this Government facility and when performing work for the Government under the scope of this contract at other installations or non-government sites to include attendance at meetings, seminars, etc. The badges may be either affixed to clothing or be displayed from a chain or other mechanism worn around the neck. Badges must include contractor’s company name and employee’s name. The badges shall be colored white with black lettering and a minimum badge size of 1.5 inches tall by 3 inches long. A company logo may be placed on the badge, at the company’s discretion. No other items may be placed on the badge.

b. Contractor workspace (office, laboratory, desk) shall contain a sign signifying the space is occupied by “contractor employee(s)” to ensure that Federal employees and the public know that they are not Federal employees. Coordinate location with the COR.

c. Contractor employees shall initially identify themselves by name and company affiliation when answering the telephone, presenting briefings, conducting or attending meetings/seminars.

d. All contractor correspondence (written, facsimile, and email display) shall include their company name.

Section J - List of Documents, Exhibits and Other Attachments

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Attachment 1	Attachment 1 - Estimated Manpower Requirement		08-AUG-2006
Attachment 2	Attachment 2 - Wage Determination		23-MAY-2006

SFA Inc.

Attachment 1 (Dated 08/08/2006)

Estimated Manhour Requirements

Instrumentation Development Engineering Support Task Contract

	Base Year			Option Year 1			Option Year 2			Option Year 3
Labor Category	Estimated Productive Hours	Fully Loaded Hourly Labor Rate	Total Amount	Estimated Productive Hours	Fully Loaded Hourly Labor Rate	Total Amount	Estimated Productive Hours	Fully Loaded Hourly Labor Rate	Total Amount	Estimated Productive Hours	Fully Loaded Hourly Labor Rate	Total Amount
Project Director	2000	$112.57	$225,140.00	2000	$107.78	$215,560.00	2000	$102.21	$204,420.00	2000	$99.91	$199,820.00
Project Manager	2000	$88.56	$177,120.00	2000	$86.48	$172,960.00	2000	$83.65	$167,300.00	2000	$82.59	$165,160.00
Sr. Electronic/Electrical Engineer	4000	$65.80	$263,200.00	4000	$64.26	$257,040.00	4000	$62.16	$248,540.00	4000	$61.35	$245,400.00
On-Site	4000	$81.04	$324,160.00	4000	$78.57	$314,280.00	4000	$79.91	$319,640.00	4000	$80.05	$320,200.00
Senior Mech Engineer	4000	$99.51	$398,040.00	4000	$96.24	$364,960.00	4000	$91.71	$366,640.00	4000	$90.11	$360,440.00
Electronic/Electrical Engineer	4000	$52.87	$211,480.00	4000	$51.14	$204.560.00	4000	$48.98	$195,920.00	4000	$48.36	$193,440.00
Mechanical Engineer	4000	$48.00	$192,000.00	4000	$46.41	$185,640.00	4000	$44.45	$177,800.00	4000	$43.89	$175,560.00
Software Engineer	4000	$53.61	$214,440.00	4000	$51.84	$207,360.00	4000	$49.65	$198,600.00	4000	$49.03	$196,120.00
On-Site	4000	$39.89	$159,560.00	4000	$38.30	$153,200.00	4000	$38.57	$154,280.00	4000	$38.26	$153,040.00
Manufacturing Engineer	4000	$59.65	$238,600.00	4000	$58.24	$232,960.00	4000	$56.35	$225,400.00	4000	$55.62	$222,480.00
Jr. Electrical/Electronic Engineer	4000	$40.58	$162,320.00	4000	$39.24	$156,960.00	4000	$37.57	$150,280.00	4000	$37.11	$148,440.00
Jr. Mech Engineer	4000	$46.39	Illegible	4000	$44.87	$179,480.00	4000	$42.97	$171,860.00	4000	$42.42	$169,680.00
Computer Programmer III*	8000	$61.75	$494,000.00	8000	$59.12	$472,960.00	8000	$56.07	$448,560.00	8000	$54.81	$436,480.00
On-Site	4000	$45.94	$183,760.00	4000	$43.67	$174,680.00	4000	$43.55	$174,200.00	4000	$42.77	$171,080.00
Computer Programmer II*	4000	$52.16	$208,640.00	4000	$49.94	$199,760.00	4000	$47.36	$189,440.00	4000	$46.29	$185,160,00
On-Site	4000	$38.80	$155,200.00	4000	$36.89	$147,560.00	4000	$36.78	$147,120.00	4000	$36.12	$144,480.00
Computer Programmer I*	5000	$40.58	$202,900.00	5000	$38.85	$194,250.00	5000	$36.84	$184,200.00	5000	$36.02	$180,100.00
On-Site	4000	$30.19	$120,760.00	4000	$28.70	$114,800.00	4000	$20.62	$114,480.00	4000	$28.10	$112,400.00
Engineering Technician V*	8000	$73.76	$590,080.00	8000	$70.62	$564,960.00	8000	$65.97	$535,760.00	8000	$65.45	$523,680.00
On-Site	4000	$54.87	$219,480.00	4000	$52.17	$208,680.00	4000	$52.02	$208,080.00	4000	$51.08	$204,320.00
Electronic Technician	12000	$44.36	$532,320.00	12000	$42.47	$509,640.00	12000	$40.27	$483,240.00	12000	$39.37	$472,440.00
Overtime	600	$66.53	$39,918.00	600	$63.70	$38,220.00	600	$60.41	$36,246.00	600	$59.05	$35,430.00
Mechanical Engineering Alde	Illegible	$41.43	$331,440.00	8000	$39.66	$317,280.00	8000	$37.81	$300,880.00	8000	$36.77	$294,160.00
Overtime	400	$52.15	Illegible	400	$59.51	Illegible	400	$56.43	$22,572.00	400	$55.16	$22,064.00
Drafter Mechanical	8000	$45.85	Illegible	8000	$43.90	$351,200.00	8000	$41.63	$333,040.00	8000	$40.70	$325,600.00
Overtime	400	$68.79	$27,516.00	400	$65.86	$26,344.00	400	$62.46	$24,984.00	400	$61.06	$24,424.00
Drafter Electronics	4000	$45.85	$183,400.00	4000	$43.90	$175,600.00	4000	$41.63	$168,520.00	4000	$40.70	$162,800.00
Overtime	200	$68.79	$13,758.00	200	$65.86	$13,172.00	200	$62.46	$12,492.00	200	$61.06	$12,212.00
Assembler	8000	$39.50	$316,000.00	8000	$37.82	$302,560.00	8000	$35.87	$286,960.00	8000	$35.06	$280,480.00
Overtime	400	$59.27	$23,708.00	400	$56.75	$22,700.00	400	$53.81	$21,524.00	400	$52,60	$21,040.00
Machinist	12000	$38.23	$458,780.00	12000	$36.60	$439,200.00	12000	$34.71	$416,520.00	12000	$33.93	$407,160.00
Overtime	600	$57.35	$34,410.00	600	$54.91	$32,946.00	600	$52.07	$31,242.00	600	$50.90	$30,540.00
Technical Writer	4000	$66.78	$267,120.00	4000	$63.94	$255,760.00	4000	$60.63	$242,520.00	4000	$59.27	$237,080.00
Mechanical Fabricator	12000	$34.47	$413,640.00	12000	$33.01	$396,120.00	12000	$31.30	$375,600.00	12000	$30.60	$367,200.00
Overtime	600	$51.71	$31,026.00	600	$49.51	$29,706.00	600	$46.95	$28,170	600	$45.90	$27,540.00
Heavy Fabricator	8000	$40.78	$326,240.00	8000	$39.04	$312,320.00	8000	$37.03	$296,240.00	8000	$36.19	$289,520.00
Overtime	400	$61.17	$24,468.00	400	$58.57	$23,428.00	400	$55.54	$22,216.00	400	$54.29	$21,716.00
Computer Systems Analyst II*	2000	$61.75	$123,500.00	2000	$59.12	$118,240.00	2000	$56.07	$112,140.00	2000	$54.81	$109,620.00
On-Site	2000	$45.94	$81,880.00	2000	$43.67	$67,340.00	2000	$43.55	$87,100.00	2000	$42.77	$85,540.00
Computer Programmer IV*	2000	$61.75	$123,500.00	2000	$59.12	$118,240.00	2000	$56.07	$112,140.00	2000	$54.81	$109,620.00
On-Site	2000	$73.95	$147,900.00	2000	$70.30	$140,600.00	2000	$70.10	$140,200.00	2000	$68.84	$137,680.00
Total Direct Labor (Fully loaded)			$8,828,604.00			$8,477,030.00			$8,135,366.00			$7,983,366.00
Material, Parts, Components, Subcontract		$10,500,000.00			$10,815,000.00			$11,139,450.00			$11,473,633.50
Burden Rate	6.13%	$643,650.00		5.87%	$634,840.50		5.51%	$613,783.70		4.45%	$510,576.69
Travel		$10,000.00			$10,300.00			$10,509.00			$10,927.27
Total Non-Labor Cost			$11,153,650.00			$11,460,140.50			$11,763,842.70			$11,995.137.46
Grand Total per Option Year			$19,982,254.00			$10,937,170.50			$19,899,228.70			$19,978,503.46

Note: Any differences between the totals provided here and Section B of the contract are due to rounding errors. Since this attachment is for illustrative purposes those amounts in Section B are considered the actual totals.

Option Year 4			Option Year 5			Option Year 6			Option Year 7
Estimated Productive Hours	Fully Loaded Hourly Labor Rate	Total Amount	Estimated Productive Hours	Fully Loaded Hourly Labor Rate	Total Amount	Estimated Productive Hours	Fully Loaded Hourly Labor Rate	Total Amount	Estimated Productive Hours	Fully Loaded Hourly Labor Rate	Total Amount
2000	$99.15	$198,300.00	2000	$98.42	$196,840.00	2000	$97.70	$195,400.00	2000	$97.01	$194,020.00
2000	$82.79	$165,580.00	2000	83	$166,000.00	2000	$83.23	$166,460.00	2000	$83.45	$166,900.00
4000	$61.50	$246,000.00	4000	61.65	$246,600.00	4000	$61.82	$247,280.00	4000	$62.00	$248,000.00
4000	$80.59	$322,360.00	4000	81.15	$324,600.00	4000	$81.71	$326,840.00	4000	$82.28	$329,120.00
4000	$89.86	$359,440.00	4000	89.64	$358,560.00	4000	$89.44	$357,760.00	4000	$89.25	$357,000.00
4000	$48.46	$193,840.00	4000	48.59	$194,360.00	4000	$48.71	$194,840.00	4000	$48.86	$195.440.00
4000	$43.99	$175,960.00	4000	44.12	$176,480.00	4000	$44.22	$176,880.00	4000	$44.35	$177,400.00
4000	$49.13	$196,520.00	4000	$49.26	$197,040.00	4000	$49.40	$197,600.00	4000	$49.54	$198,160.00
4000	$38.51	$154,040.00	4000	38.78	$155,120.00	4000	$39.06	$156,240.00	4000	$39.32	$157,280.00
4000	$55.75	$223,000.00	4000	55.9	$223,600.00	4000	$56.04	$224,160.00	4000	$56.20	$224,800.00
4000	$37.18	$148,720.00	4000	37.28	$149,120.00	4000	$37.37	$149,480.00	4000	$37.50	$150,000.00
4000	$42.52	$170,080.00	4000	42.63	$170,520.00	4000	$42.75	$171,000.00	4000	$42.87	$171,480.00
8000	$54.39	$435,120.00	8000	53.99	$431,920.00	8000	$53.60	$428,800.00	8000	$53.22	$425,760.00
4000	$42.63	$170,520.00	4000	42.5	$170,000.00	4000	$42.37	$169,480.00	4000	$42.24	$168,960.00
4000	$45.94	$183,760.00	4000	45.6	$182,400.00	4000	$45.27	$181,080.00	4000	$44.95	$179,800.00
4000	$36.01	$144,040.00	4000	35.9	$143,600.00	4000	$35.79	$143,160.00	4000	$35.68	$142,720.00
5000	$35.74	$178,700.00	5000	35.48	$177,400.00	5,000	$35.22	$176,100.00	5000	$34.97	$174,850.00
4000	$28.02	$112,080.00	4000	27.93	$111,720.00	4000	$27.84	$111,360.00	4000	$27.76	$111,040.00
8000	$64.97	$519,760.00	8000	64.48	$515,840.00	8000	$64.02	$512,160.00	8,000	$63.56	$508,480.00
4000	$50.92	$203,680.00	4000	50.76	$203,040.00	4000	$50.61	$202,440.00	4000	$50.46	$201,840.00
12000	$39.07	$468,840.00	12000	38.76	$465,360.00	12000	$38.50	$462.000.00	12000	$38.23	$458,760.00
600	$58.61	$35,166.00	600	58.17	$34,902.00	600	$57.75	$34,650.00	600	$57.34	$34,404.00
8000	$36.49	$291,920.00	8000	36.22	$289,760.00	6000	$35.96	$287,680.00	8000	$35.70	$285,600.00
400	$54.75	$21,900.00	400	54.34	$21,736.00	400	$53.95	$21,580.00	400	$53.56	$21,424.00
8000	$40.39	$323,120.00	8000	40.09	$320,720.00	6000	$39.80	$318,400.00	8000	$39.52	$316,160.00
400	$60.60	$24,240.00	400	60.15	$24,060.00	400	$59.71	$23,884.00	400	$59.29	$23,716.00
4000	$40.39	$323,120.00	4000	40.09	$180,360.00	4000	$39.80	$159,200.00	4000	$39.52	$158,080.00
200	$60.60	$12,120.00	200	60.15	$12,030.00	200	$59.71	$11,942.00	200	$59.29	$11,858.00
8000	$34.80	$278,400.00	8000	34.54	$276,320.00	8000	$34.29	$274,320.00	8000	$34.05	$272,400.00
400	$52.21	$20,884.00	400	51.82	$20,728.00	400	$51.44	$20,578.00	400	$51.08	$20,432.00
12000	$33.68	$404,160.00	12000	33.42	$401,040.00	12000	$33.18	$398,160.00	12000	$32.95	$395,400.00
600	$50.51	$30,306.00	600	50.14	$30,084.00	600	$49.77	$29,862.00	600	$49.42	$29,652.00
4000	$58.82	$235,280.00	4000	58.39	$233,560.00	4000	$57.96	$231,840.00	4000	$57.55	$230,200.00
12000	$30.37	$364,440.00	12000	30.14	$361,680.00	12000	$29.92	$359,040.00	12000	$29.71	$356,520.00
600	$45.55	$27,330.00	600	45.21	$27,126.00	600	$44.86	$26,928.00	600	$44.57	$26,742.00
8000	$35.92	$287,360.00	8000	35.65	$285,200.00	8000	$35.39	$283,120.00	8000	$35.14	$281,120.00
400	$53.88	$21,552.00	400	53.48	$21,392.00	400	$53.09	$21,236.00	400	$52.72	$21,088.00
2000	$54.39	$108,780.00	2000	53.99	$107,980.00	2000	$53.60	$107,200.00	2000	$53.22	$106,440.00
2000	$42.63	$85,260.00	2000	42.5	$85,000.00	2000	$42.37	$84,740.00	2000	$42.24	$84,480.00
2000	$54.39	$108,780.00	2000	53.99	$107,980.00	2000	$53.60	$107,200.00	2000	$53.22	$106,440.00
2000	$68.63	$137,260.00	2000	68.41	$136,520.00	2000	$68.21	$136,420.00	2000	$68.00	$136,000.00
		$7,950,158.00			$7,918,598.00			$7,888,498.00			$7,859,966.00
	$11,817,842.51			XXX			XXX			XXX
4.305%	$508,758.12		4.165%	$506,979.53		4.025%	$504,636.35		3.89%	$502,341.98
	$11,255.09			$11,592.74			$11,940.52			$12,298.74
		$12,337,855.71			$12,690,950.06			$13,054,125.99			$13,428,316.31
		$20,288,013.71			$20,609,548.06			$20,942,623.99			$21,288,282.31

Eight Year Total $162,925,626.00

(rounded to $162,925,626)

to agree with proposed CLIN Totals)

94-2247    MD, BALTIMORE

WAGE DETERMINATION NO: 94-2247 REV (28)	AREA: MD, BALTIMORE

HEALTH AND WELFARE LEVEL - INSURANCE ONLY **OTHER WELFARE LEVEL WD: 94-2248

***********************************************************************************************************
REGISTER OF WAGE DETERMINATIONS UNDER THE SERVICE CONTRACT ACT By direction of the Secretary of Labor		U.S. DEPARTMENT OF LABOR EMPLOYMENT STANDARDS ADMINISTRATION WAGE AND HOUR DIVISION WASHINGTON D.C. 20210

William W. Gross Director	Division of Wage Determinations	Wage Determination No.: Revision No.: Date of Revision:	1994-2247 28 05/23/2006
State: Maryland Area: Maryland Counties of Anne Arundel, Baltimore, Baltimore City, Carroll, Harford, Howard

**Fringe Benefits Required Follow the Occupational Listing**

OCCUPATION CODE - TITLE	MINIMUM WAGE RATE

01000 - Administrative Support and Clerical Occupations
01011 - Accounting Clerk I	12.16
01012 - Accounting Clerk II	12.86
01013 - Accounting Clerk III	14.89
01014 - Accounting Clerk IV	16.65
01030 - Court Reporter	17.02
01050 - Dispatcher, Motor Vehicle	16.50
01060 - Document Preparation Clerk	12.62
01070 - Messenger (Courier)	9.80
01090 - Duplicating Machine Operator	12.62
01110 - Film/Tape Librarian	14.15
01115 - General Clerk I	10.99
01116 - General Clerk II	12.83
01117 - General Clerk III	14.07
01118 - General Clerk IV	16.03
01120 - Housing Referral Assistant	19.30
01131 - Key Entry Operator I	12.67
01132 - Key Entry Operator II	13.82
01191 - Order Clerk I	13.92
01192 - Order Clerk II	15.95
01261 - Personnel Assistant (Employment) I	13.16
01262 - Personnel Assistant (Employment) II	15.10
01263 - Personnel Assistant (Employment) III	17.05
01264 - Personnel Assistant (Employment) IV	18.97
01270 - Production Control Clerk	18.89
01290 - Rental Clerk	15.10
01300 - Scheduler, Maintenance	15.26
01311 - Secretary I	16.11
01312 - Secretary II	17.31
01313 - Secretary III	19.30
01314 - Secretary IV	21.45
01315 - Secretary V	23.75
01320 - Service Order Dispatcher	14.76
01341 - Stenographer I	15.16
01342 - Stenographer II	16.46

01400 - Supply Technician	21.45
01420 - Survey Worker (Interviewer)	16.43
01460 - Switchboard Operator-Receptionist	11.72
01510 - Test Examiner	17.31
01520 - Test Proctor	17.31
01531 - Travel Clerk I	10.69
01532 - Travel Clerk II	11.65
01533 - Travel Clerk III	12.69
01611 - Word Processor I	12.75
01612 - Word Processor II	15.10
01613 - Word Processor III	17.02
03000 - Automatic Data Processing Occupations
03010 - Computer Data Librarian	15.10
03041 - Computer Operator I	15.10
03042 - Computer Operator II	17.02
03043 - Computer Operator III	18.98
03044 - Computer Operator IV	21.09
03045 - Computer Operator V	23.35
03071 - Computer Programmer I (1)	18.15
03072 - Computer Programmer II (1)	23.33
03073 - Computer Programmer III (1)	27.62
03074 - Computer Programmer IV (1)	27.62
03101 - Computer Systems Analyst I (1)	27.62
03102 - Computer Systems Analyst II (1)	27.62
03103 - Computer Systems Analyst III (1)	27.62
03160 - Peripheral Equipment Operator	15.10
05000 - Automotive Service Occupations
05005 - Automotive Body Repairer, Fiberglass	18.32
05010 - Automotive Glass Installer	15.81
05040 - Automotive Worker	15.81
05070 - Electrician, Automotive	17.00
05100 - Mobile Equipment Servicer	14.61
05130 - Motor Equipment Metal Mechanic	17.00
05160 - Motor Equipment Metal Worker	15.81
05190 - Motor Vehicle Mechanic	17.00
05220 - Motor Vehicle Mechanic Helper	14.01
05250 - Motor Vehicle Upholstery Worker	15.81
05280 - Motor Vehicle Wrecker	15.81
05310 - Painter, Automotive	16.35
05340 - Radiator Repair Specialist	15.81
05370 - Tire Repairer	13.77
05400 - Transmission Repair Specialist	17.00
07000 - Food Preparation and Service Occupations
(not set) - Food Service Worker	10.08
07010 - Baker	12.50
07041 - Cook I	11.53
07042 - Cook II	12.79
07070 - Dishwasher	9.70
07130 - Meat Cutter	14.20
07250 - Waiter/Waitress	8.09
09000 - Furniture Maintenance and Repair Occupations
09010 - Electrostatic Spray Painter	15.95
09040 - Furniture Handler	13.31
09070 - Furniture Refinisher	15.95
09100 - Furniture Refinisher Helper	13.66
09110 - Furniture Repairer, Minor	14.81
09130 - Upholsterer	15.95
11030 - General Services and Support Occupations
11030 - Cleaner, Vehicles	9.35
11060 - Elevator Operator	9.35
11090 - Gardener	12.91
11121 - House Keeping Aid I	9.97
11122 - House Keeping Aid II	10.77

11150 - Janitor	9.91
11210 - Laborer, Grounds Maintenance	11.63
11240 - Maid or Houseman	9.97
11270 - Pest Controller	13.22
11300 - Refuse Collector	10.79
11330 - Tractor Operator	12.66
11360 - Window Cleaner	10.54
12000 - Health Occupations
12020 - Dental Assistant	14.10
12040 - Emergency Medical Technician (EMT) /Paramedic/Ambulance Driver	15.55
12071 - Licensed Practical Nurse I	16.10
12072 - Licensed Practical Nurse II	18.15
12073 - Licensed Practical Nurse III	19.92
12100 - Medical Assistant	12.37
12130 - Medical Laboratory Technician	16.81
12160 - Medical Record Clerk	14.04
12190 - Medical Record Technician	16.72
12221 - Nursing Assistant I	9.32
12222 - Nursing Assistant II	10.47
12223 - Nursing Assistant III	11.50
12224 - Nursing Assistant IV	12.91
12250 - Pharmacy Technician	13.70
12280 - Phlebotomist	12.91
12311 - Registered Nurse I	24.92
12312 - Registered Nurse II	29.47
12313 - Registered Nurse II, Specialist	29.47
12314 - Registered Nurse III	35.65
12315 - Registered Nurse III, Anesthetist	35.65
12316 - Registered Nurse IV	41.57
13000 - Information and Arts Occupations
13002 - Audiovisual Librarian	21.30
13011 - Exhibits Specialist I	17.60
13012 - Exhibits Specialist II	23.33
13013 - Exhibits Specialist III	27.65
13041 - Illustrator I	17.60
13042 - Illustrator II	23.33
13043 - Illustrator III	27.65
13047 - Librarian	25.54
13050 - Library Technician	15.47
13071 - Photographer I	14.17
13072 - Photographer II	17.18
13073 - Photographer III	21.29
13074 - Photographer IV	22.85
13075 - Photographer V	27.63
15000 - Laundry, Dry Cleaning, Pressing and Related Occupations
15010 - Assembler	8.02
15030 - Counter Attendant	8.02
15040 - Dry Cleaner	10.66
15070 - Finisher, Flatwork, Machine	8.02
15090 - Presser, Hand	8.02
15100 - Presser, Machine, Drycleaning	8.02
15130 - Presser, Machine, Shirts	8.02
15160 - Presser, Machine, Wearing Apparel, Laundry	8.02
15190 - Sewing Machine Operator	11.57
15220 - Tailor	12.43
15250 - Washer, Machine	8.92
19000 - Machine Tool Operation and Repair Occupations
19010 - Machine Tool Operator (Toolroom)	18.63
19040 - Tool and Die Maker	22.83
21000 - Material Handling and Packing Occupations
21010 - Fuel Distribution System Operator	16.99
21020 - Material Coordinator	17.95
21030 - Material Expediter	17.95

21040 - Material Handling Laborer	12.72
21050 - Order Filler	12.50
21071 - Forklift Operator	16.20
21080 - Production Line Worker (Food Processing)	16.20
21100 - Shipping/Receiving Clerk	13.09
21130 - Shipping Packer	13.57
21140 - Store Worker I	12.38
21150 - Stock Clerk (Shelf Stocker; Store Worker II)	14.77
21210 - Tools and Parts Attendant	16.51
21400 - Warehouse Specialist	16.20
23000 - Mechanics and Maintenance and Repair Occupations
23010 - Aircraft Mechanic	23.35
23040 - Aircraft Mechanic Helper	18.03
23050 - Aircraft Quality Control Inspector	24.17
23060 - Aircraft Servicer	19.68
23070 - Aircraft Worker	20.49
23100 - Appliance Mechanic	18.83
23120 - Bicycle Repairer	13.77
23125 - Cable Splicer	25.24
23130 - Carpenter, Maintenance	17.40
23140 - Carpet Layer	18.44
23160 - Electrician, Maintenance	21.27
23181 - Electronics Technician, Maintenance I	16.60
23182 - Electronics Technician, Maintenance II	20.02
23183 - Electronics Technician, Maintenance III	20.76
23260 - Fabric Worker	16.29
23290 - Fire Alarm System Mechanic	19.43
23310 - Fire Extinguisher Repairer	15.91
23340 - Fuel Distribution System Mechanic	19.54
23370 - General Maintenance Worker	15.42
23400 - Heating, Refrigeration and Air Conditioning Mechanic	16.65
23430 - Heavy Equipment Mechanic	19.10
23440 - Heavy Equipment Operator	20.01
23460 - Instrument Mechanic	18.53
23470 - Laborer	14.27
23500 - Locksmith	17.09
23530 - Machinery Maintenance Mechanic	18.46
23550 - Machinist, Maintenance	17.10
23580 - Maintenance Trades Helper	15.00
23640 - Millwright	19.64
23700 - Office Appliance Repairer	17.86
23740 - Painter, Aircraft	18.16
23760 - Painter, Maintenance	17.85
23790 - Pipefitter, Maintenance	22.17
23800 - Plumber, Maintenance	19.11
23820 - Pneudraulic Systems Mechanic	18.53
23850 - Rigger	18.55
23870 - Scale Mechanic	17.21
23890 - Sheet-Metal Worker, Maintenance	18.24
23910 - Small Engine Mechanic	15.70
23930 - Telecommunication Mechanic I	18.52
23931 - Telecommunication Mechanic II	20.56
23950 - Telephone Lineman	18.24
23960 - Welder, Combination, Maintenance	18.24
23965 - Well Driller	18.52
23970 - Woodcraft Worker	18.59
23980 - Woodworker	15.78
24000 - Personal Needs Occupations
24570 - Child Care Attendant	10.52
24580 - Child Care Center Clerk	13.70
24600 - Chore Aid	8.73
24630 - Homemaker	14.25
25000 - Plant and System Operation Occupations

25010 - Boiler Tender	22.04
25040 - Sewage Plant Operator	19.43
25070 - Stationary Engineer	22.04
25190 - Ventilation Equipment Tender	15.19
25210 - Water Treatment Plant Operator	19.00
27000 - Protective Service Occupations
(not set) - Police Officer	23.19
27004 - Alarm Monitor	15.22
27006 - Corrections Officer	18.10
27010 - Court Security Officer	20.72
27040 - Detention Officer	18.29
27070 - Firefighter	20.97
27101 - Guard I	11.51
27102 - Guard II	15.22
28000 - Stevedoring/Longshoremen Occupations
28010 - Blocker and Bracer	19.52
28020 - Hatch Tender	19.52
28030 - Line Handler	19.52
28040 - Stevedore I	18.95
28050 - Stevedore II	20.42
29000 - Technical Occupations
21150 - Graphic Artist	24.30
29010 - Air Traffic Control Specialist, Center (2)	32.70
29011 - Air Traffic Control Specialist, Station (2)	22.54
29012 - Air Traffic Control Specialist, Terminal (2)	24.82
29023 - Archeological Technician I	16.61
29024 - Archeological Technician II	20.03
29025 - Archeological Technician III	25.42
29030 - Cartographic Technician	25.42
29035 - Computer Based Training (CBT) Specialist/ Instructor	30.58
29040 - Civil Engineering Technician	22.39
29061 - Drafter I	14.00
29062 - Drafter II	16.61
29063 - Drafter III	20.51
29064 - Drafter IV	25.42
29081 - Engineering Technician I	17.67
29082 - Engineering Technician II	19.84
29083 - Engineering Technician III	22.18
29084 - Engineering Technician IV	27.49
29085 - Engineering Technician V	32.99
29086 - Engineering Technician VI	39.15
29090 - Environmental Technician	22.19
29100 - Flight Simulator/Instructor (Pilot)	33.22
29160 - Instructor	22.19
29210 - Laboratory Technician	18.43
29240 - Mathematical Technician	22.61
29361 - Paralegal/Legal Assistant I	19.59
29362 - Paralegal/Legal Assistant II	23.55
29363 - Paralegal/Legal Assistant III	28.79
29364 - Paralegal /Legal Assistant IV	34.82
29390 - Photooptics Technician	24.87
29480 - Technical Writer	29.87
29491 - Unexploded Ordnance (UXO) Technician I	20.78
29492 - Unexploded Ordnance (UXO) Technician II	25.14
29493 - Unexploded Ordnance (UXO) Technician III	30.13
29494 - Unexploded (UXO) Safety Escort	20.78
29495 - Unexploded (UXO) Sweep Personnel	20.78
29620 - Weather Observer, Senior (3)	21.07
29621 - Weather Observer, Combined Upper Air and Surface Programs (3)	18.95
29622 - Weather Observer, Upper Air (3)	18.95
31000 - Transportation/ Mobile Equipment Operation Occupations
31030 - Bus Driver	15.95
31260 - Parking and Lot Attendant	10.80

31290 - Shuttle Bus Driver	14.37
31300 - Taxi Driver	11.14
31361 - Truckdriver, Light Truck	14.37
31362 - Truckdriver, Medium Truck	14.98
31363 - Truckdriver, Heavy Truck	16.76
31364 - Truckdriver, Tractor-Trailer	16.76
99000 - Miscellaneous Occupations
99020 - Animal Caretaker	9.46
99030 - Cashier	9.58
99041 - Carnival Equipment Operator	8.89
99042 - Carnival Equipment Repairer	9.25
99043 - Carnival Worker	7.78
99050 - Desk Clerk	9.48
99095 - Embalmer	21.22
99300 - Lifeguard	10.78
99310 - Mortician	20.84
99350 - Park Attendant (Aide)	13.51
99400 - Photofinishing Worker (Photo Lab Tech., Darkroom Tech)	10.31
99500 - Recreation Specialist	15.86
99510 - Recycling Worker	12.33
99610 - Sales Clerk	9.94
99620 - School Crossing Guard (Crosswalk Attendant)	10.52
99630 - Sport Official	9.36
99658 - Survey Party Chief (Chief of Party)	18.12
99659 - Surveying Technician (Instr. Person/Surveyor Asst./Instr.)	15.07
99660 - Surveying Aide	9.87
99690 - Swimming Pool Operator	12.19
99720 - Vending Machine Attendant	10.84
99730 - Vending Machine Repairer	12.19
99740 - Vending Machine Repairer Helper	10.84

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: $3.01 per hour or $120.40 per week or $521.73 per month

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 8 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of ten paid holidays per year: New Year’s Day, Martin Luther King Jr.’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4.174)

THE OCCUPATIONS WHICH HAVE PARENTHESES AFTER THEM RECEIVE THE FOLLOWING BENEFITS (as numbered):

1) Does not apply to employees employed in a bona fide executive, administrative, or professional capacity as defined and delineated in 29 CFR 541. (See CFR 4.156)

2) APPLICABLE TO AIR TRAFFIC CONTROLLERS ONLY - NIGHT DIFFERENTIAL: An employee is entitled to pay for all work performed between the hours of 6:00 P.M. and 6:00 A.M. at the rate of basic pay plus a night pay differential amounting to 10 percent of the rate of basic pay.

3) WEATHER OBSERVERS - NIGHT PAY & SUNDAY PAY: If you work at night as part of a regular tour of duty, you will earn a night differential and receive an additional 10% of basic pay for any hours worked between 6pm and 6am. If you are a full-time employed (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordinance, explosives, and incendiary materials. This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder. All dry-house activities involving propellants or explosives. Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordnance, explosives and incendiary materials. All operations involving regrading and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used. All operations involving, unloading, storage, and hauling of ordance, explosive, and incendiary ordnance material other than small arms ammunition. These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are made of “wash and wear” materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

** NOTES APPLYING TO THIS WAGE DETERMINATION **

Under the policy and guidance contained in All Agency Memorandum No. 159, the Wage and Hour Division does not recognize, for section 4(c) purposes, prospective wage rates and fringe benefit provisions that are effective only upon such contingencies as “approval of Wage and Hour, issuance of a wage determination, incorporation of the wage determination in the contract, adjusting the contract price, etc.” (The relevant CBA section) in the collective bargaining agreement between (the parties) contains contingency language that Wage and Hour does not recognize as reflecting “arm’s length negotiation” under section 4(c) of the Act and 29 C.F.R. 5.11(a) of the regulations. This wage determination therefore reflects the actual CBA wage rates and fringe benefits paid under the predecessor contract.

Source of Occupational Title and Descriptions:

The duties of employees under job titles listed are those described in the “Service Contract Act Directory of Occupations,” Fourth Edition, January 1993, as amended by the Third Supplement, dated March 1997, unless otherwise indicated. This publication may be obtained from the Superintendent of Documents, at 202-783-3238, or by writing to the Superintendent of Documents, U.S. Government Printing Office, Washington, D.C. 20402. Copies of specific job descriptions may also be obtained from the appropriate contracting officer.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444)}

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6 (c)(vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1) When preparing the bid, the contractor identifies the need for a conformed occupation) and computes a proposed rate).

2) After contract award, the contractor prepares a written report listing in order proposed classification title), a Federal grade equivalency (FGE) for each proposed classification), job description), and rationale for proposed wage rate), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3) The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency’s recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4) Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5) The contracting officer transmits the Wage and Hour decision to the contractor.

6) The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the “Service Contract Act Directory of Occupations” (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.